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                                                                     EXHIBIT 4.1


Engraved specimen stock certificate bearing the following text:

[Obverse of Certificate]

[Graphic:  White Pine Software, Inc. pine tree logo]

                           WHITE PINE SOFTWARE, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA
                                OR NEW YORK, NY

NUMBER                                                              SHARES
COMMON STOCK                                                        COMMON STOCK

                                                               CUSIP 964347 10 8

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF


White Pine Software, Inc. (the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware and to the provisions of the Certificate of Incorporation and the By-Laws of the Corporation, each as now in effect or hereafter amended. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.

Dated:

[Corporate seal bearing text:]
WHITE PINE SOFTWARE, INC. CORPORATE SEAL - 1992 - DELAWARE - *

/s/ Robert M. Putman                                 /s/ Howard R. Berke
Treasurer and Assistant Secretary                    President

COUNTERSIGNED AND REGISTERED:

THE FIRST NATIONAL BANK OF BOSTON
TRANSFER AGENT AND REGISTRAR

By
Authorized signature
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[Reverse of Certificate]

                           WHITE PINE SOFTWARE, INC.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS AND SERIES OF STOCK. THE CORPORATION WILL FURNISH TO THE HOLDER UPON WRITTEN REQUEST WITHOUT CHARGE A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common
TEN ENT  -  as tenants by the entirety
JT TEN   -  as joint tenants with right of survivorship and not as tenants in common
COM PROP -  as community property

UNIF GIFT MIN ACT - _____________ Custodian ________________
                       (Cust)                   (Minor)
                    under Uniform Gifts to Minors
                    Act _____________
                          (State)

  Additional abbreviations may also be used though not in the above list.


                                  ASSIGNMENT

  For value received, __________ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE  [Box]


--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE,
OF ASSIGNEE)

______________ shares of the common stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint _________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, ______  ________________________________________________________________
               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:

_________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.